UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 12, 2006

                          MIDNIGHT HOLDINGS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                              33-22142               55-0681106
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
   incorporation)                                            Identification No.)


 3872 Rochester Road, Troy, Michigan                              48083
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 (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (248) 743-0154


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                (Former name or former address, if changed since
                                 last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM. 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM. 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
             UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The Registrant previously issued Callable Secured Convertible Notes to the following: (a) AJW Partners LLC in the aggregate principal amount of $764,300, (b) AJW Qualified Partners, LLC in the aggregate principal amount of $1,787,200, (c) AJW Offshore Ltd. in the aggregate principal amount of $2,707,700 and (d) New Millennium Capital Partners II, LLP in the aggregate principal amount of $100,800 (collectively, the "Notes").

         On June 13, 2006, AJW Partners LLC, AJW Qualified Partners, LLC, AJW Offshore Ltd. and New Millennium Capital Partners II, LLP (collectively, the "Holders") executed separate Forgiveness of Penalties waivers whereby each Holder (a) forgave the Registrant for all penalties and liquidated damages that have accrued and that may accrue under the Notes (as defined below) from the respective dates of issuance of each Note until and including March 31, 2007 and
(b) waived its rights under Section 3.10 of the Notes from the respective dates of issuance of each Note until and including March 31, 2007.

         On June 12, 2006, the Registrant and the Holders executed an Amendment to all of the Notes whereby the Registrant and the Holders agreed to amend the Notes by deleting and replacing Section 1.3 in each Note in its entirety.
Section 1.3 was amended to clarify that the accrued Conversion Default Payments (as defined in the Notes) shall be paid in cash or convertible into Common Stock at the Borrower's option.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

          10.1 Amendment, dated as of June 12, 2006, by and among the Registrant and AJW Partners LLC

          10.2 Amendment, dated as of June 12, 2006, by and among the Registrant and AJW Qualified Partners, LLC

          10.3 Amendment, dated as of June 12, 2006, by and among the Registrant and AJW Offshore Ltd.

          10.4 Amendment, dated as of June 12, 2006, by and among the Registrant and New Millennium Capital Partners II, LLP

          10.5 Forgiveness of Penalties by AJW Partners LLC, dated as of June 13, 2006

          10.6 Forgiveness of Penalties by AJW Qualified Partners, LLC, dated as of June 13, 2006

          10.7 Forgiveness of Penalties by AJW Offshore Ltd., dated as of June 13, 2006

          10.8 Forgiveness of Penalties by New Millennium Capital Partners II, LLP, dated as of June 13, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 15, 2006

                             MIDNIGHT HOLDINGS GROUP, INC.


                             By: /s/ NICHOLAS A. COCCO
                                 -----------------------------------------------
                             Name:  Nicholas A. Cocco
                             Title: President and Chief Executive Officer